UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 21, 2004

Group 1 Automotive, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13461	76-0506313
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

950 Echo Lane, Suite 100, Houston, Texas		77024
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	713-647-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

On October 21, 2004, Group 1 Automotive, Inc. issued a press release announcing revised outlook for 2004 and its expected earnings per diluted share for the third quarter ended September 30, 2004. A copy of the press release is attached as Exhibit 99.1, the contents of which (other than the portion of the press release entitled "Third-Quarter Earnings Release and Conference Call") are incorporated in this Item 2.02 by reference.

As provided in General Instructions B.2. of Form 8-K, the information in this Item 2.02 (including the portion of the press release attached as Exhibit 99.1 incorporated by reference in this Item 2.02) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01. Regulation FD Disclosure.

On October 21, 2004, Group 1 Automotive, Inc. announced its plans to conduct a conference call following the release of financial results for the third quarter ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1, the portion of which entitled "Third-Quarter Earnings Release and Conference Call" is incorporated in this Item 7.01 by reference.

As provided in General Instructions B.2. of Form 8-K, the information in such portion of the press release attached as Exhibit 99.1 incorporated by reference in this Item 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

On October 21, 2004, Group 1 Automotive, Inc. issued a press release announcing it had begun an assessment of the recoverability of goodwill associated with its Atlanta platform. A copy of the press release is attached hereto as Exhibit 99.1, the third paragraph of which is incorporated in this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release of Group 1 Automotive, Inc. dated as of October 21, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Group 1 Automotive, Inc.

October 21, 2004	By:	Robert T. Ray

Name: Robert T. Ray
Title: Senior Vice President, Chief Financial Officer & Treasurer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of Group 1 Automotive, Inc. dated as of October 21, 2004.